Exhibit 32
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                      CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED

                 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-QSB for the quarterly period ended March 27, 2004 of Innovative Micro Technology, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.


Dated:  May 10, 2004              /s/ John S. Foster
                                  ------------------
                                  John S. Foster
                                  Chief Executive Officer




                                  /s/ Peter T. Altavilla
                                  ----------------------
                                  Peter T. Altavilla
                                  Chief Financial Officer



      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.